SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) January 18, 2000

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.           The Certificateholder Statements for the month ending
                  Dec. 31, 1999 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on January 18,
                  2000

Item 6.           Not Applicable.

Item 7.           Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1 Monthly Servicing Report dated January 18, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-2.

      Exhibit 20.2 Monthly Servicing Report dated January 18, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated January 18, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated January 18, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated January 18, 2000 with respect to the
                                    Universal Card Master Trust
                                    Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                    By:     /s/Meridith Jarrell
                                    Name:  Meridith Jarrell
                                    Title: President & Chief Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              January 18, 2000 with respect to the
                              Universal Card Master Trust Series 1995-2.

20.2                          Monthly Servicing Report dated
                              January 18, 2000 with respect to the
                              Universal Card Master Trust Series 1995-3.

20.3                          Monthly Servicing Report dated
                              January 18, 2000 with respect to the
                              Universal Card Master Trust Series 1996-1.

20.4                          Monthly Servicing Report dated
                              January 18, 2000 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              January 18, 2000 with respect to the
                              Universal Card Master Trust Series 1997-1.

      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1995-2

      Monthly Report                               31-Dec-99
      Distribution Date                            18-Jan-00


      Monthly Trust Activity                   Class A             Class B

      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor          675,000,000.00       35,625,000.00
      Amount
      Adjusted Invested /Transferor           675,000,000.00       35,625,000.00
      Amount
      Floating Allocation Percentage             90.0000000%          4.7500000%
      Principal Allocation Percentage            90.0000000%          4.7500000%
      Finance Charge Collections               10,406,377.90          549,225.50
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   104,984,556.34        5,540,851.58
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                  2,532,736.16          133,672.19
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  333,367.30           17,594.39
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                                0.00
      Charged-Off Principal                            0.00                0.00
      Reimbursed Principal                             0.00                0.00
      Ending Invested/Transferor Amounts     675,000,000.00       35,625,000.00
      ----------------
      Group II Information                  Series 1995-2          Series
      Invested Amount                         750,000,000.00                0.00
      Average Rate                                  6.00228%             0.0000%
      Investor Finance Charge                  11,933,050.22                0.00
      Collections
      Investor Principal Collections          116,649,507.04                0.00
      Investor Default Amount Due               2,814,151.29                0.00
      Investor Monthly Interest Due             3,766,318.75                0.00
      Investor Monthly Fees Due                 1,168,750.00                0.00
      Investor Additional Amounts Due                   0.00                0.00
      ------------------
      Monthly Funding Requirements             Class A             Class B
      Investor Coupon                               5.95000%            6.10000%
      Investor Monthly Interest Due             3,346,875.00          181,093.75
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due               3,346,875.00          181,093.75
      Investor  Default Amount Due              2,532,736.16          133,672.19
      Investor Monthly Fees Due                 1,051,875.00           55,515.63
      Investor Additional Fees Due                     0.00                0.00
      Total                                     6,931,486.16          370,281.56

      ------------------
      Reallocated Investor Finance Charge Collections
      Interest/Principal/Spread Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield
      Base Rate
      ------------------
      Application of Collections               Class A             Class B
      Available Funds                          10,740,297.90          566,819.89
      Monthly Interest Paid                     3,346,875.00          181,093.75
      Investor Default Amount Paid              2,532,736.16                0.00
      Excess Spread                             4,860,686.74          385,726.14
      ------------------
      Monthly Interest Shortfall                        0.00                0.00
      Investor Default Amount Shortfall                 0.00          133,672.19
      Required Amount                                   0.00          133,672.19
      ------------------
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00          133,672.19
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      ------------------
      Reallocated Principal                                                 0.00
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00                0.00
      ------------------
      Outstanding Monthly Interest                      0.00                0.00
      Principal Charge-Offs                             0.00                0.00
      ------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      ------------------
      Certificates                             Class A             Class B
      Beginning Certificates Balance          675,000,000.00       35,625,000.00
      Interest Distribution                     3,346,875.00          181,093.75
      Principal Distribution                            0.00                0.00
      Total Distribution                        3,346,875.00          181,093.75
      Ending Certificate Balance              675,000,000.00       35,625,000.00
      Pool Factor                                100.000000%         100.000000%
      Total Distribution Per 1,000                    4.9583              5.0833
      Certificate
      ------------------
      Interest Distribution Per 1,000                 4.9583              5.0833
      Certificate
      Principal Distribution Per 1,000                0.0000              0.0000
      Certificate


      Delinquencies                             1-30                31-60

      Number of Accounts                             236,420              58,916
      Balance of Accounts                        591,810,792         161,214,718

      31+Days Delinquency Rate                                           3.2768%

      Monthly Trust Activity                CIA Investor          Investor
                                                                  Interest
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor           39,375,000.00      750,000,000.00
      Amount
      Adjusted Invested /Transferor            39,375,000.00      750,000,000.00
      Amount
      Floating Allocation Percentage              5.2500000%         80.7063312%
      Principal Allocation Percentage             5.2500000%         80.7063312%
      Finance Charge Collections                  607,038.71       11,562,642.11
      Total Yield
      Trust Portfolio Yield
      Principal Collections                     6,124,099.12      116,649,507.04
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    147,742.94        2,814,151.29
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   19,446.43          370,408.11
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                             0.00
      Charged-Off Principal                             0.00
      Reimbursed Principal                              0.00
      Ending Invested/Transferor Amounts       39,375,000.00      750,000,000.00
      ------------------
      Group II Information                     Series              Series
      Invested Amount                                   0.00                0.00
      Average Rate                                   0.0000%             0.0000%
      Investor Finance Charge                           0.00                0.00
      Collections
      Investor Principal Collections                    0.00                0.00
      Investor Default Amount Due                       0.00                0.00
      Investor Monthly Interest Due                     0.00                0.00
      Investor Monthly Fees Due                         0.00                0.00
      Investor Additional Amounts Due                   0.00                0.00
      ------------------
      Monthly Funding Requirements          CIA Investor            Total
      Investor Coupon                               6.81000%
      Investor Monthly Interest Due               238,350.00        3,766,318.75
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due                 238,350.00        3,766,318.75
      Investor  Default Amount Due                147,742.94        2,814,151.29
      Investor Monthly Fees Due                    61,359.38        1,168,750.00
      Investor Additional Fees Due                     0.00                0.00
      Total                                       447,452.32        7,749,220.04

      ------------------
      Reallocated Investor Finance Charge Collections              11,933,050.22
      Interest/Principal/Spread                                           552.70
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                     14.59%
      Base Rate                                                            7.90%
      ------------------
      Application of Collections            CIA Investor            Total
      Available Funds                             626,485.14       11,933,602.92
      Monthly Interest Paid                             0.00        3,527,968.75
      Investor Default Amount Paid                      0.00        2,532,736.16
      Excess Spread                               626,485.14        5,872,898.01
      -------------------
      Monthly Interest Shortfall                                            0.00
      Investor Default Amount Shortfall                               133,672.19
      Required Amount                                                 133,672.19
      -------------------
      Monthly Interest Paid                       238,350.00          238,350.00
      Investor Default Paid                       147,742.94          281,415.13
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid                                            1,168,750.00
      Excess Finance Charge Collections                             4,184,382.89
      -------------------
      Reallocated Principal                             0.00                0.00
      Monthly Interest Paid
      Investor Default Paid                                                 0.00
      -------------------
      Outstanding Monthly Interest                      0.00
      Principal Charge-Offs                             0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit                                     0.00
      Principal Funding Account Balance                                     0.00
      -------------------
      Certificates                          CIA Investor            Total
      Beginning Certificates Balance           39,375,000.00      750,000,000.00
      Interest Distribution                       238,350.00        3,766,318.75
      Principal Distribution                            0.00                0.00
      Total Distribution                          238,350.00        3,766,318.75
      Ending Certificate Balance               39,375,000.00      750,000,000.00
      Pool Factor                                100.000000%
      Total Distribution Per 1,000                    6.0533
      Certificate
      -------------------
      Interest Distribution Per 1,000                 6.0533
      Certificate
      Principal Distribution Per 1,000                0.0000
      Certificate


      Delinquencies                             61-90              91-120

      Number of Accounts                              35,987              25,978
      Balance of Accounts                        112,931,806          84,219,138

      31+Days Delinquency Rate                          0.00 CIA Investor
                                                             Interest Reduced
                                                             Margin

      Monthly Trust Activity                 Transferor            Series
                                              Interest           Allocations
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                         6.38%
      Beginning Invested /Transferor          179,295,123.17      929,295,123.17
      Amount
      Adjusted Invested /Transferor           179,295,123.17      929,295,123.17
      Amount
      Floating Allocation Percentage             19.2936688%        100.0000000%
      Principal Allocation Percentage            19.2936688%        100.0000000%
      Finance Charge Collections                2,764,167.12       14,326,809.23
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    27,886,250.31      144,535,757.35
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    672,751.47        3,486,902.75
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   88,549.82          458,957.94
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts      195,147,786.59      945,147,786.59
      -------------------
      Group II Information                   Group Total
      Invested Amount                         750,000,000.00
      Average Rate                                  6.00228%
      Investor Finance Charge                  11,933,050.22
      Collections
      Investor Principal Collections          116,649,507.04
      Investor Default Amount Due               2,814,151.29
      Investor Monthly Interest Due             3,766,318.75
      Investor Monthly Fees Due                 1,168,750.00
      Investor Additional Amounts Due                   0.00
      -------------------


      Delinquencies                             121+                Total

      Number of Accounts                              34,841             392,142
      Balance of Accounts                        118,707,710    1,068,884,164.25

      31+Days Delinquency Rate

      Monthly Trust Activity                    Trust
                                               Totals
      Beginning Principal  Receivables     14,558,956,929.73
      Balance
      Special Funding Account Balance                   0.00
      Beginning Total Principal Balance 14,558,956,929.73 Series Allocation Percentage
      Beginning Invested /Transferor Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections              224,453,344.62
      Total Yield                                     18.50%
      Trust Portfolio Yield                           14.59%
      Principal Collections                 2,264,393,531.86
      Discount Percentage                              0.00%
      Discount Option Receivable                        0.00
      Collections
      Monthly Payment Rate                            15.55%
      Defaults                                 54,628,143.16
      Monthly Default Rate                             4.50%
      Net Monthly Default Rate                         3.91%
      Recoveries                                7,190,341.02
      Adjustments                              18,518,806.62
      New Receivables                       2,585,898,875.16
      Ending Principal  Receivables        14,807,315,323.25
      Balance
      Minimum Series Required Balance         802,500,000.00
      Special Funding Account Balance                   0.00
      Ending Total Principal Balance       14,807,315,323.25

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts   14,807,315,323.25
      ---------------------------
      Delinquencies

      Number of Accounts
      Balance of Accounts

      31+Days Delinquency Rate

Group:                                   Group II
Series:                                  Series 1995-2
Supplement Date:                                   15-Nov-95


              MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1995-2

Pursuant to the  Pooling  and  Servicing  Agreement  dated as of  August 1, 1995
     (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/18/00 with respect to the performance of the Trust during the month of 12/01/99 to 12/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $4.95833333

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $4.95833333

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000

                  1995-2     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                         $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                    $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor
      Charge Offs                                                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                                  $5.08333333
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                                  $5.08333333
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                        $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                             $0.00


                                     1995-2     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set forth
      in paragraph 1 above, per $1,000
      original certificate principal                  $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                               $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                    $238,350.00
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                 $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                          $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                      $0.00

                                         UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                         By :  /s/ Andrew Lubliner
                                              Name:   Andrew Lubliner
                                              Title:  Servicing Officer


                                         1995-2     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal Receivables:          $14,558,956,929.73
      Beginning of the Month Finance Charge Receivables:        $439,671,624.66
      Beginning of the Month Discounted Receivables:                      $0.00
      Beginning of the Month Premium Receivables:                         $0.00
      Beginning of the Month Total Receivables:              $14,998,628,554.39


      Removed Principal Receivables:                                      $0.00
      Removed Finance Charge Receivables:                                 $0.00
      Removed Total Receivables:                                          $0.00


      Additional Principal Receivables:                                   $0.00
      Additional Finance Charge Receivables:                              $0.00
      Additional Total Receivables:                                       $0.00


      Discounted Receivables Generated this Period:                       $0.00
      Premium Receivables Generated this Period:                          $0.00
      End of the Month Principal Receivables:                $14,807,315,323.25
      End of the Month Finance Charge Receivables:              $450,154,822.17
      End of the Month Discounted Receivables:                            $0.00
      End of the Month Premium Receivables:                               $0.00
      End of the Month Total                                 $15,257,470,145.42
      Receivables:


      Special Funding Account Balance                                     $0.00
      Aggregate Invested Amount (all Master Trust Series)    $11,750,000,000.00

      End of the Month Total Transferor Amount                $3,507,470,145.42


      DELINQUENCIES AND LOSSES ---
                                                             RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                                  $161,214,718.16
         61-90 Days Delinquent                                  $112,931,806.48
         91+ Days Delinquent                                    $202,926,847.84

         Total 31+ Days Delinquent                              $477,073,372.48

      Defaulted Accounts During the                              $54,628,143.16
      Month



                                         1995-2     C-4

      INVESTED AMOUNTS ---
      Class A Initial Invested Amount          $675,000,000
      Class B Initial Invested Amount           $35,625,000
      Collateral Initial Invested Amount        $39,375,000
      INITIAL INVESTED AMOUNT                                      $750,000,000

      Class A Invested Amount               $675,000,000.00
      Class B Invested Amount                $35,625,000.00
      Collateral Invested Amount             $39,375,000.00
      INVESTED AMOUNT                                              $750,000,000


      Class A Adjusted Invested Amount      $675,000,000.00
      Class B Adjusted Invested Amount       $35,625,000.00
      Collateral Invested Amount             $39,375,000.00
      ADJUSTED INVESTED AMOUNT                                     $750,000,000


      MONTHLY SERVICING FEE                                       $1,168,750.00


      INVESTOR DEFAULT AMOUNT                                     $2,814,151.29


      GROUP II INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  6.00228%
      IN GROUP II

      GROUP II INVESTOR FINANCE CHARGE COLLECTIONS               $11,933,050.22
      GROUP II INVESTOR ADDITIONAL AMOUNTS                                $0.00
      GROUP II INVESTOR DEFAULT AMOUNT                            $2,814,151.29
      GROUP II INVESTOR MONTHLY FEES                              $1,168,750.00
      GROUP II INVESTOR MONTHLY INTEREST                          $3,766,318.75


      SERIES 1995-2 INFORMATION
      SERIES 1995-2 ALLOCATION PERCENTAGE                                  6.38%
      SERIES 1995-2 ALLOCABLE FINANCE CHARGE                     $14,326,809.23
      COLLECTIONS
      SERIES 1995-2 ADDITIONAL AMOUNTS                                    $0.00
      SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                    $3,486,902.75
      SERIES 1995-2 MONTHLY FEES                                  $1,168,750.00
      SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS             $144,535,757.35
      SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                   $52,500,000.00
      FLOATING ALLOCATION PERCENTAGE                                      80.71%


                                         1995-2     C-5

      INVESTOR FINANCE CHARGE COLLECTIONS                        $11,562,642.11
      INVESTOR DEFAULT AMOUNT                                     $2,814,151.29
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $11,933,050.22
      PRINCIPAL ALLOCATIONS PERCENTAGE                                    80.71%
      AVAILABLE PRINCIPAL COLLECTIONS                           $116,649,507.04


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                         90.00%

          Class A Floating Percentage        $10,740,297.90
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                               $0.00
      TOTAL CLASS A AVAILABLE FUNDS                              $10,740,297.90

         Class A Monthly Interest             $3,346,875.00
         Class A Servicing Fee (if                    $0.00
      applicable)
         Class A Investor Default Amount      $2,532,736.16
      TOTAL CLASS A EXCESS SPREAD                                 $4,860,686.74

      CLASS A REQUIRED AMOUNT                                             $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                          4.75%

      CLASS B AVAILABLE FUNDS                                       $566,819.89

         Class B Monthly Interest               $181,093.75
         Class B Servicing Fee (if                    $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                                   $385,726.14

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                       5.25%

      COLLATERAL AVAILABLE FUNDS                                    $626,485.14
         Collateral Interest Servicing Fee (if  applicable)               $0.00
      TOTAL COLLATERAL EXCESS SPREAD                                $626,485.14

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                         $5,872,898.01



                                         1995-2     C-6

      Excess Spread Applied to Class A Required Amount                    $0.00
      Excess Spread Applied to Class A Investor Chargeoffs                $0.00

      Excess Spread Applied to Class B Required Amount              $133,672.19
      Excess Spread Applied to Reductions of Class B                      $0.00
      Invested Amount pursuant to clauses (c), (d) and (e)

      Excess Spread Applied to Collateral Monthly                   $238,350.00
      Interest
      Excess Spread Applied to Unpaid Monthly                     $1,168,750.00
      Servicing Fee
      Excess Spread Applied Collateral Default Amount               $147,742.94
      Excess Spread Applied to Reductions of                              $0.00
      Collateral Invested Amount Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve Account                            $0.00
      Excess Spread Applied to Other Amounts Owed to                      $0.00
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                          $4,184,382.89

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $59,000,982.78
       FOR ALL ALLOCATION SERIES

      SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
      ALLOCATED TO SERIES 1995-2

      Excess Finance Charge Collections Applied to                        $0.00
      Class A Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Class A Investor Charge Offs
      Excess Finance Charge Collections Applied to                        $0.00
      Class B Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Class B Invested Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Monthly Interest
      Excess Finance Charge Collections Applied to                        $0.00
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Default Amount



                                         1995-2     C-7

      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Collateral Invested Amount
      Pursuant to Clauses (c), (d) and (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Reserve Account
      Excess Finance Charge Collections Applied to                        $0.00
      Other Amounts Owed to Collateral Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                        7.90%
      Base Rate (Prior Month)                          7.82%
      Base Rate (Two Months Ago)                       7.82%
      THREE MONTH AVERAGE BASE RATE                    7.85%

      Series Adj Portfolio Yield (Curr                14.59%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Portfolio Yield (Prior               13.14%
      Month)
      NOV : (21 posting days / 5
      Mondays)
      Series Adj Port Yield (Two Months               13.40%
      Ago)
      OCT : (21 posting days / 4
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       13.71%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                        90.00%

         Class A Principal Collections      $104,984,556.34

      CLASS B PRINCIPAL PERCENTAGE                                         4.75%

         Class B Principal Collections        $5,540,851.58

      COLLATERAL PRINCIPAL PERCENTAGE                                      5.25%
         Collateral Principal                 $6,124,099.12
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS       $116,649,507.04

      REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

      SERIES 1995-2 PRINCIPAL SHORTFALL                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
      PRINCIPAL SHARING SERIES




                                         1995-2     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                  $0.00
      Deficit Controlled Accumulation                 $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                           $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $116,649,507.04
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                        $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:  /s/ Andrew Lubliner
                                              Name:   Andrew Lubliner
                                               Title:  Servicing Officer

      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1995-3

      Monthly Report                               31-Dec-99
      Distribution Date                            18-Jan-00

      Monthly Trust Activity                   Class A             Class B

      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor          652,500,000.00       45,000,000.00
      Amount
      Adjusted Invested /Transferor           652,500,000.00       45,000,000.00
      Amount
      Floating Allocation Percentage             87.0000000%          6.0000000%
      Principal Allocation Percentage            87.0000000%          6.0000000%
      Finance Charge Collections               10,059,498.64          693,758.53
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   101,485,071.13        6,998,970.42
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                  2,448,311.62          168,849.08
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  322,255.06           22,224.49
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                                 0.00
      Charged-Off Principal                             0.00                0.00
      Reimbursed Principal                              0.00                0.00
      Ending Invested/Transferor Amounts      652,500,000.00       45,000,000.00
      -------------------
      Group I Information                   Series 1995-3       Series 1996-1
      Invested Amount                         750,000,000.00    1,000,000,000.00
      Average Rate                                  6.41321%            6.35696%
      Investor Finance Charge                  11,933,050.22       15,910,733.63
      Collections
      Investor Principal Collections          116,649,507.04      155,532,676.06
      Investor Default Amount Due               2,814,151.29        3,752,201.71
      Investor Monthly Interest Due             4,275,475.00        5,650,633.33
      Investor Monthly Fees Due                 1,168,750.00        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      -------------------
      Monthly Funding Requirements             Class A             Class B
      Investor Coupon                               6.37625%            6.48625%
      Investor Monthly Interest Due             3,698,225.00          259,450.00
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due               3,698,225.00          259,450.00
      Investor  Default Amount Due              2,448,311.62          168,849.08
      Investor Monthly Fees Due                 1,016,812.50           70,125.00
      Investor Additional Fees Due                     0.00                0.00
      Total                                     7,163,349.12          498,424.08
      -------------------

      Reallocated Investor Finance Charge Collections
      Interest/Principal/Spread Investment Proceeds/Reserve
      Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -------------------
      Application of Collections               Class A             Class B
      Available Funds                          10,454,104.96          719,775.81
      Monthly Interest Paid                     3,698,225.00          259,450.00
      Investor Default Amount Paid              2,448,311.62                0.00
      Excess Spread                             4,307,568.34          460,325.81
      -------------------
      Monthly Interest Shortfall                        0.00                0.00
      Investor Default Amount Shortfall                 0.00          168,849.08
      Required Amount                                   0.00          168,849.08
      -------------------
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00          168,849.08
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -------------------
      Reallocated Principal                                                 0.00
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00                0.00
      -------------------
      Outstanding Monthly Interest                      0.00                0.00
      Principal Charge-Offs                             0.00                0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -------------------
      Certificates                             Class A             Class B
      Beginning Certificates Balance          652,500,000.00       45,000,000.00
      Interest Distribution                    10,632,396.88          745,918.76
      Principal Distribution                            0.00                0.00
      Total Distribution                       10,632,396.88          745,918.76
      Ending Certificate Balance              652,500,000.00       45,000,000.00
      Pool Factor                                100.000000%         100.000000%
      Total Distribution Per 1,000                   16.2949             16.5760
      Certificate
      Interest Distribution Per 1,000                16.2949             16.5760
      Certificate
      Principal Distribution Per 1,000                0.0000              0.0000
      Certificate

      1st   Collection Accounts Deposit         3,467,085.94          243,234.38
      2nd Collection Accounts Deposit           3,467,085.94          243,234.38
      3rd Collection Accounts Deposit           3,698,225.00          259,450.00
      Quarterly Interest Distribution          10,632,396.88          745,918.76


      Delinquencies                             1-30                31-60

      Number of Accounts                             236,420              58,916
      Balance of Accounts                        591,810,792         161,214,718

      31+Days Delinquency Rate                                           3.2768%

      Monthly Trust Activity                CIA Investor          Investor
                                                                  Interest
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor           52,500,000.00      750,000,000.00
      Amount
      Adjusted Invested /Transferor            52,500,000.00      750,000,000.00
      Amount
      Floating Allocation Percentage              7.0000000%         80.7063312%
      Principal Allocation Percentage             7.0000000%         80.7063312%
      Finance Charge Collections                  809,384.95       11,562,642.11
      Total Yield
      Trust Portfolio Yield
      Principal Collections                     8,165,465.49      116,649,507.04
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    196,990.59        2,814,151.29
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   25,928.57          370,408.11
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                             0.00
      Charged-Off Principal                             0.00
      Reimbursed Principal                              0.00
      Ending Invested/Transferor Amounts       52,500,000.00      750,000,000.00
      -------------------
      Group I Information                   Series 1996-3       Series 1997-1
      Invested Amount                       1,000,000,000.00    1,000,000,000.00
      Average Rate                                  6.29940%            6.22770%
      Investor Finance Charge                  15,910,733.63       15,910,733.63
      Collections
      Investor Principal Collections          155,532,676.06      155,532,676.06
      Investor Default Amount Due               3,752,201.71        3,752,201.71
      Investor Monthly Interest Due             5,599,466.67        5,535,733.33
      Investor Monthly Fees Due                 1,558,333.33        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      -------------------
      Monthly Funding Requirements          CIA Investor            Total
      Investor Coupon                               6.81000%
      Investor Monthly Interest Due               317,800.00        4,275,475.00
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due                 317,800.00        4,275,475.00
      Investor  Default Amount Due                196,990.59        2,814,151.29
      Investor Monthly Fees Due                    81,812.50        1,168,750.00
      Investor Additional Fees Due                     0.00                0.00
      Total                                       596,603.09        8,258,376.29
      -------------------

      Reallocated Investor Finance Charge Collections              11,996,263.56
      Interest/Principal/Spread                                        17,355.67
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                     14.72%
      Base Rate                                                            8.71%
      -------------------
      Application of Collections            CIA Investor            Total
      Available Funds                             839,738.45       12,013,619.23
      Monthly Interest Paid                             0.00        3,957,675.00
      Investor Default Amount Paid                      0.00        2,448,311.62
      Excess Spread                               839,738.45        5,607,632.61
      -------------------
      Monthly Interest Shortfall                                            0.00
      Investor Default Amount Shortfall                               168,849.08
      Required Amount                                                 168,849.08
      -------------------
      Monthly Interest Paid                       317,800.00          317,800.00
      Investor Default Paid                       196,990.59          365,839.67
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid                                            1,168,750.00
      Excess Finance Charge Collections                             3,755,242.94
      -------------------
      Reallocated Principal                             0.00                0.00
      Monthly Interest Paid
      Investor Default Paid                                                 0.00
      -------------------
      Outstanding Monthly Interest                      0.00
      Principal Charge-Offs                             0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit                                     0.00
      Principal Funding Account Balance                                     0.00
      -------------------
      Certificates                          CIA Investor            Total
      Beginning Certificates Balance           52,500,000.00      750,000,000.00
      Interest Distribution                       317,800.00       11,696,115.64
      Principal Distribution                            0.00                0.00
      Total Distribution                          317,800.00       11,696,115.64
      Ending Certificate Balance               52,500,000.00      750,000,000.00
      Pool Factor                                100.000000%
      Total Distribution Per 1,000                    6.0533
      Certificate
      Interest Distribution Per 1,000                 6.0533
      Certificate
      Principal Distribution Per 1,000                0.0000
      Certificate

      1st   Collection Accounts Deposit                             3,710,320.32
      2nd Collection Accounts Deposit                               3,710,320.32
      3rd Collection Accounts Deposit                               3,957,675.00
      Quarterly Interest Distribution                              11,378,315.64


      Delinquencies                             61-90              91-120

      Number of Accounts                              35,987              25,978
      Balance of Accounts                        112,931,806          84,219,138

      31+Days Delinquency Rate                          0.00 CIA Investor
                                                             Interest Reduced
                                                             Margin

      Monthly Trust Activity                 Transferor            Series
                                              Interest           Allocations
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                         6.38%
      Beginning Invested /Transferor          179,295,123.17      929,295,123.17
      Amount
      Adjusted Invested /Transferor           179,295,123.17      929,295,123.17
      Amount
      Floating Allocation Percentage             19.2936688%        100.0000000%
      Principal Allocation Percentage            19.2936688%        100.0000000%
      Finance Charge Collections                2,764,167.12       14,326,809.23
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    27,886,250.31      144,535,757.35
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    672,751.47        3,486,902.75
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   88,549.82          458,957.94
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts      195,147,786.59      945,147,786.59
      -------------------


      Delinquencies                             121+                Total

      Number of Accounts                              34,841             392,142
      Balance of Accounts                        118,707,710    1,068,884,164.25

      31+Days Delinquency Rate

      Monthly Trust Activity                                        Trust
                                                                   Totals
      Beginning Principal  Receivables Balance                 14,558,956,929.73
      Special Funding Account Balance                                       0.00
      Beginning Total Principal Balance                        14,558,956,929.73
      Series Allocation Percentage
      Beginning Invested /Transferor Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections                                  224,453,344.62
      Total Yield                                                         18.50%
      Trust Portfolio Yield                                               14.59%
      Principal Collections                                     2,264,393,531.86
      Discount Percentage                                                  0.00%
      Discount Option Receivable Collections                                0.00
      Monthly Payment Rate                                                15.55%
      Defaults                                                     54,628,143.16
      Monthly Default Rate                                                 4.50%
      Net Monthly Default Rate                                             3.91%
      Recoveries                                                    7,190,341.02
      Adjustments                                                  18,518,806.62
      New Receivables                                           2,585,898,875.16
      Ending Principal  Receivables                            14,807,315,323.25
      Balance
      Minimum Series Required Balance                             802,500,000.00
      Special Funding Account Balance                                       0.00
      Ending Total Principal Balance                           14,807,315,323.25

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts                       14,807,315,323.25
      -------                    --------------------
      Group I Information                                        Group Total
      Invested Amount                                           3,750,000,000.00
      Average Rate                                                      6.31839%
      Investor Finance Charge                                      59,665,251.11
      Collections
      Investor Principal Collections                              583,247,535.21
      Investor Default Amount Due                                  14,070,756.43
      Investor Monthly Interest Due                                21,061,308.33
      Investor Monthly Fees Due                                     5,843,750.00
      Investor Additional Amounts Due                                       0.00
      -------------------
      Delinquencies

      Number of Accounts
      Balance of Accounts

      31+Days Delinquency Rate

Group:                                   Group 1
Series:                                  Series 1995-3
Supplement Date:                                   15-Nov-95


              MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1995-3
Pursuant to the  Pooling  and  Servicing  Agreement  dated as of  August 1, 1995
     (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/18/00 with respect to the performance of the Trust during the month of 12/01/99 to 12/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount             $16.29486112

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount             $16.29486112

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount              $0.00000000

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                     $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor
      Charge Offs                                     $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of the
      Class A Certificates exceeds the Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                               $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount             $16.57597244
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount             $16.57597244
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                    $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                         $0.00

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                  $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                         $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                    $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                               $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                    $317,800.00
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                 $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                          $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                      $0.00

                                             UNIVERSAL CARD SERVICES CORP.,
                                            Servicer

                                                 By: /s/ Andrew Lubliner
                                                    Name: Andrew Lubliner
                                                   Title: Servicing Officer

      RECEIVABLES  ---

      Beginning of the Month Principal Receivables:          $14,558,956,929.73
      Beginning of the Month Finance Charge Receivables:        $439,671,624.66
      Beginning of the Month Discounted Receivables:                      $0.00
      Beginning of the Month Premium Receivables:                         $0.00
      Beginning of the Month Total Receivables:              $14,998,628,554.39


      Removed Principal Receivables:                                      $0.00
      Removed Finance Charge Receivables:                                 $0.00
      Removed Total Receivables:                                          $0.00


      Additional Principal Receivables:                                   $0.00
      Additional Finance Charge Receivables:                              $0.00
      Additional Total Receivables:                                       $0.00


      Discounted Receivables Generated this Period:                       $0.00
      Premium Receivables Generated this Period:                          $0.00
      End of the Month Principal Receivables:                $14,807,315,323.25
      End of the Month Finance Charge Receivables:              $450,154,822.17
      End of the Month Discounted Receivables:                            $0.00
      End of the Month Premium Receivables:                               $0.00
      End of the Month Total                                 $15,257,470,145.42
      Receivables:


      Special Funding Account Balance                                     $0.00
      Aggregate Invested Amount (all Master Trust Series)    $11,750,000,000.00

      End of the Month Total Transferor Amount                $3,507,470,145.42


      DELINQUENCIES AND LOSSES ---
                                                             RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                                  $161,214,718.16
         61-90 Days Delinquent                                  $112,931,806.48
         91+ Days Delinquent                                    $202,926,847.84

         Total 31+ Days Delinquent                              $477,073,372.48

      Defaulted Accounts During the                              $54,628,143.16
      Month

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount          $652,500,000
      Class B Initial Invested Amount           $45,000,000
      Collateral Initial Invested Amount        $52,500,000
      INITIAL INVESTED AMOUNT                                      $750,000,000

      Class A Invested Amount               $652,500,000.00
      Class B Invested Amount                $45,000,000.00
      Collateral Invested Amount             $52,500,000.00
      INVESTED AMOUNT                                              $750,000,000


      Class A Adjusted Invested Amount      $652,500,000.00
      Class B Adjusted Invested Amount       $45,000,000.00
      Collateral Invested Amount             $52,500,000.00
      ADJUSTED INVESTED AMOUNT                                     $750,000,000


      MONTHLY SERVICING FEE                                       $1,168,750.00


      INVESTOR DEFAULT AMOUNT                                     $2,814,151.29


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  6.31839%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $59,665,251.11
      GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
      GROUP 1 INVESTOR DEFAULT AMOUNT                            $14,070,756.43
      GROUP 1 INVESTOR MONTHLY FEES                               $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                          $21,061,308.33


      SERIES 1995-3  INFORMATION
      SERIES 1995-3  ALLOCATION PERCENTAGE                                 6.38%
      SERIES 1995-3  ALLOCABLE FINANCE CHARGE                    $14,326,809.23
      COLLECTIONS
      SERIES 1995-3  ADDITIONAL AMOUNTS                                   $0.00
      SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                   $3,486,902.75
      SERIES 1995-3  MONTHLY FEES                                 $1,168,750.00
      SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS            $144,535,757.35
      SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                  $52,500,000.00
      FLOATING ALLOCATION PERCENTAGE                                      80.71%

      INVESTOR FINANCE CHARGE COLLECTIONS                        $11,562,642.11
      INVESTOR DEFAULT AMOUNT                                     $2,814,151.29
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $11,996,263.56
      PRINCIPAL ALLOCATIONS PERCENTAGE                                    80.71%
      AVAILABLE PRINCIPAL COLLECTIONS                           $116,649,507.04


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                         87.00%

          Class A Floating Percentage        $10,454,104.96
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                               $0.00
      TOTAL CLASS A AVAILABLE FUNDS                              $10,454,104.96

         Class A Monthly Interest             $3,698,225.00
         Class A Servicing Fee (if                    $0.00
      applicable)
         Class A Investor Default Amount      $2,448,311.62
      TOTAL CLASS A EXCESS SPREAD                                 $4,307,568.34

      CLASS A REQUIRED AMOUNT                                             $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                          6.00%

      CLASS B AVAILABLE FUNDS                                       $719,775.81

         Class B Monthly Interest               $259,450.00
         Class B Servicing Fee (if                    $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                                   $460,325.81

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                       7.00%

      COLLATERAL AVAILABLE FUNDS                                    $839,738.45
         Collateral Interest Servicing Fee (if  applicable)               $0.00
      TOTAL COLLATERAL EXCESS SPREAD                                $839,738.45

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                         $5,607,632.61

      Excess Spread Applied to Class A Required Amount                    $0.00
      Excess Spread Applied to Class A Investor Charge                    $0.00
      Offs
      Excess Spread Applied to Class B Required Amount              $168,849.08
      Excess Spread Applied to Reductions of Class B                      $0.00
      Invested Amount pursuant to clauses (c), (d) and (e)

      Excess Spread Applied to Collateral Monthly                   $317,800.00
      Interest
      Excess Spread Applied to Unpaid Monthly                     $1,168,750.00
      Servicing Fee
      Excess Spread Applied Collateral Default Amount               $196,990.59
      Excess Spread Applied to Reductions of                              $0.00
      Collateral Invested Amount Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve Account                            $0.00
      Excess Spread Applied to Other Amounts Owed to                      $0.00
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                          $3,755,242.94

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $59,000,982.78
       FOR ALL ALLOCATION SERIES

      SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
      ALLOCATED TO SERIES 1995-3

      Excess Finance Charge Collections Applied to                        $0.00
      Class A Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Class A Investor Charge Offs
      Excess Finance Charge Collections Applied to                        $0.00
      Class B Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Class B Invested Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Monthly Interest
      Excess Finance Charge Collections Applied to                        $0.00
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Default Amount

      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Collateral Invested Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Reserve Account
      Excess Finance Charge Collections Applied to                        $0.00
      Other Amounts Owed to Collateral Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                        8.71%
      Base Rate (Prior Month)                          8.21%
      Base Rate (Two Months Ago)                       8.21%
      THREE MONTH AVERAGE BASE RATE                                        8.38%

      Series Adj Portfolio Yield (Curr                14.72%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Portfolio Yield (Prior               13.39%
      Month)
      NOV : (21 posting days / 5
      Mondays)
      Series Adj Port Yield (Two Months               13.85%
      Ago)
      OCT : (21 posting days / 4
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       13.99%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                        87.00%

         Class A Principal Collections      $101,485,071.13

      CLASS B PRINCIPAL PERCENTAGE                                         6.00%

         Class B Principal Collections        $6,998,970.42

      COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
         Collateral Principal                 $8,165,465.49
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS       $116,649,507.04

      REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

      SERIES 1995-3  PRINCIPAL SHORTFALL                                  $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
      PRINCIPAL SHARING SERIES

      ACCUMULATION ---

      Controlled Accumulation Amount                  $0.00
      Deficit Controlled Accumulation                 $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                           $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $116,649,507.04
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                        $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
      REIMBURSED


                                             UNIVERSAL CARD SERVICES CORP.,
                                             as Servicer

                                                 By: /s/ Andrew Lubliner
                                                    Name: Andrew Lubliner
                                                   Title: Servicing Officer

      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1996-1

      Monthly Report                               31-Dec-99
      Distribution Date                            18-Jan-00


      Monthly Trust Activity                   Class A             Class B

      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor          850,000,000.00       80,000,000.00
      Amount
      Adjusted Invested /Transferor           850,000,000.00       80,000,000.00
      Amount
      Floating Allocation Percentage             85.0000000%          8.0000000%
      Principal Allocation Percentage            85.0000000%          8.0000000%
      Finance Charge Collections               13,104,327.72        1,233,348.49
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   132,202,774.65       12,442,614.08
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                  3,189,371.46          300,176.14
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  419,795.86           39,510.20
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                                 0.00
      Charged-Off Principal                             0.00                0.00
      Reimbursed Principal                              0.00                0.00
      Ending Invested/Transferor Amounts      850,000,000.00       80,000,000.00
      -------------------
      Group I Information                   Series 1995-3       Series 1996-1
      Invested Amount                         750,000,000.00    1,000,000,000.00
      Average Rate                                  6.41321%            6.35696%
      Investor Finance Charge                  11,933,050.22       15,910,733.63
      Collections
      Investor Principal Collections          116,649,507.04      155,532,676.06
      Investor Default Amount Due               2,814,151.29        3,752,201.71
      Investor Monthly Interest Due             4,275,475.00        5,650,633.33
      Investor Monthly Fees Due                 1,168,750.00        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      -------------------
      Monthly Funding Requirements             Class A             Class B
      Investor Coupon                               6.31125%            6.44625%
      Investor Monthly Interest Due             4,768,500.00          458,400.00
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due               4,768,500.00          458,400.00
      Investor  Default Amount Due              3,189,371.46          300,176.14
      Investor Monthly Fees Due                 1,324,583.33          124,666.67
      Investor Additional Fees Due                     0.00                0.00
      Total                                     9,282,454.79          883,242.80
      -------------------

      Reallocated Investor Finance Charge Collections
      Interest/Principal/Spread Investment Proceeds/Reserve
      Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -------------------
      Application of Collections               Class A             Class B
      Available Funds                          13,576,186.39        1,275,601.45
      Monthly Interest Paid                     4,768,500.00          458,400.00
      Investor Default Amount Paid              3,189,371.46                0.00
      Excess Spread                             5,618,314.94          817,201.45
      -------------------
      Monthly Interest Shortfall                        0.00                0.00
      Investor Default Amount Shortfall                 0.00          300,176.14
      Required Amount                                   0.00          300,176.14
      -------------------
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00          300,176.14
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -------------------
      Reallocated Principal                                                 0.00
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00                0.00
      -------------------
      Outstanding Monthly Interest                      0.00                0.00
      Principal Charge-Offs                             0.00                0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -------------------
      Certificates                             Class A             Class B
      Beginning Certificates Balance          850,000,000.00       80,000,000.00
      Interest Distribution                    13,709,437.50        1,317,900.00
      Principal Distribution                            0.00                0.00
      Total Distribution                       13,709,437.50        1,317,900.00
      Ending Certificate Balance              850,000,000.00       80,000,000.00
      Pool Factor                                100.000000%         100.000000%
      Total Distribution Per 1,000                   16.1288             16.4738
      Certificate
      Interest Distribution Per 1,000                16.1288             16.4738
      Certificate
      Principal Distribution Per 1,000                0.0000              0.0000
      Certificate

      1st   Collection Account Deposit          4,470,468.75          429,750.00
      2nd Collection Accounts Deposit           4,470,468.75          429,750.00
      3rd Collection Accounts Deposit           4,768,500.00          458,400.00
      Quarterly Interest Distribution          13,709,437.50        1,317,900.00


      Delinquencies                             1-30                31-60

      Number of Accounts                             236,420              58,916
      Balance of Accounts                        591,810,792         161,214,718

      31+Days Delinquency Rate                                           3.2768%

      Monthly Trust Activity                CIA Investor          Investor
                                                                  Interest
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor           70,000,000.00    1,000,000,000.00
      Amount
      Adjusted Invested /Transferor            70,000,000.00    1,000,000,000.00
      Amount
      Floating Allocation Percentage              7.0000000%         80.7063312%
      Principal Allocation Percentage             7.0000000%         80.7063312%
      Finance Charge Collections                1,079,179.93       15,416,856.15
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    10,887,287.32      155,532,676.06
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    262,654.12        3,752,201.71
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   34,571.42          493,877.48
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                             0.00
      Charged-Off Principal                             0.00
      Reimbursed Principal                              0.00
      Ending Invested/Transferor Amounts       70,000,000.00    1,000,000,000.00
      -------------------
      Group I Information                   Series 1996-3       Series 1997-1
      Invested Amount                       1,000,000,000.00    1,000,000,000.00
      Average Rate                                  6.29940%            6.22770%
      Investor Finance Charge                  15,910,733.63       15,910,733.63
      Collections
      Investor Principal Collections          155,532,676.06      155,532,676.06
      Investor Default Amount Due               3,752,201.71        3,752,201.71
      Investor Monthly Interest Due             5,599,466.67        5,535,733.33
      Investor Monthly Fees Due                 1,558,333.33        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      -------------------
      Monthly Funding Requirements          CIA Investor            Total
      Investor Coupon                               6.81000%
      Investor Monthly Interest Due               423,733.33        5,650,633.33
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due                 423,733.33        5,650,633.33
      Investor  Default Amount Due                262,654.12        3,752,201.71
      Investor Monthly Fees Due                   109,083.33        1,558,333.33
      Investor Additional Fees Due                     0.00                0.00
      Total                                       795,470.79       10,961,168.38
      -------------------

      Reallocated Investor Finance Charge Collections              15,945,018.07
      Interest/Principal/Spread                                        22,921.03
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                     14.66%
      Base Rate                                                            8.65%
      -------------------
      Application of Collections            CIA Investor            Total
      Available Funds                           1,116,151.27       15,967,939.10
      Monthly Interest Paid                             0.00        5,226,900.00
      Investor Default Amount Paid                      0.00        3,189,371.46
      Excess Spread                             1,116,151.27        7,551,667.65
      -------------------
      Monthly Interest Shortfall                                            0.00
      Investor Default Amount Shortfall                               300,176.14
      Required Amount                                                 300,176.14
      -------------------
      Monthly Interest Paid                       423,733.33          423,733.33
      Investor Default Paid                       262,654.12          562,830.26
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid                                            1,558,333.33
      Excess Finance Charge Collections                             5,006,770.72
      -------------------
      Reallocated Principal                             0.00                0.00
      Monthly Interest Paid
      Investor Default Paid                                                 0.00
      -------------------
      Outstanding Monthly Interest                      0.00
      Principal Charge-Offs                             0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit                                     0.00
      Principal Funding Account Balance                                     0.00
      -------------------
      Certificates                          CIA Investor            Total
      Beginning Certificates Balance           70,000,000.00    1,000,000,000.00
      Interest Distribution                       423,733.33       15,451,070.83
      Principal Distribution                            0.00                0.00
      Total Distribution                          423,733.33       15,451,070.83
      Ending Certificate Balance               70,000,000.00    1,000,000,000.00
      Pool Factor                                100.000000%
      Total Distribution Per 1,000                    6.0533
      Certificate
      Interest Distribution Per 1,000                 6.0533
      Certificate
      Principal Distribution Per 1,000                0.0000
      Certificate

      1st   Collection Account Deposit                              4,900,218.75
      2nd Collection Accounts Deposit                               4,900,218.75
      3rd Collection Accounts Deposit                               5,226,900.00
      Quarterly Interest Distribution                              15,027,337.50


      Delinquencies                             61-90              91-120

      Number of Accounts                              35,987              25,978
      Balance of Accounts                        112,931,806          84,219,138

      31+Days Delinquency Rate                          0.00 CIA Investor
                                                             Interest Reduced
                                                             Margin

      Monthly Trust Activity                 Transferor            Series
                                              Interest           Allocations
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                         8.51%
      Beginning Invested /Transferor          239,060,164.23    1,239,060,164.23
      Amount
      Adjusted Invested /Transferor           239,060,164.23    1,239,060,164.23
      Amount
      Floating Allocation Percentage             19.2936688%        100.0000000%
      Principal Allocation Percentage            19.2936688%        100.0000000%
      Finance Charge Collections                3,685,556.16       19,102,412.31
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    37,181,667.08      192,714,343.14
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    897,001.96        4,649,203.67
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  118,066.43          611,943.92
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts      260,197,048.79    1,260,197,048.79
      -------------------


      Delinquencies                             121+                Total

      Number of Accounts                              34,841             392,142
      Balance of Accounts                        118,707,710    1,068,884,164.25

      31+Days Delinquency Rate

      Monthly Trust Activity                    Trust
                                               Totals
      Beginning Principal  Receivables     14,558,956,929.73
      Balance
      Special Funding Account Balance                   0.00
      Beginning Total Principal Balance 14,558,956,929.73 Series Allocation Percentage
      Beginning Invested /Transferor Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections              224,453,344.62
      Total Yield                                     18.50%
      Trust Portfolio Yield                           14.59%
      Principal Collections                 2,264,393,531.86
      Discount Percentage                              0.00%
      Discount Option Receivable                        0.00
      Collections
      Monthly Payment Rate                            15.55%
      Defaults                                 54,628,143.16
      Monthly Default Rate                             4.50%
      Net Monthly Default Rate                         3.91%
      Recoveries                                7,190,341.02
      Adjustments                              18,518,806.62
      New Receivables                       2,585,898,875.16
      Ending Principal  Receivables        14,807,315,323.25
      Balance
      Minimum Series Required Balance       1,070,000,000.00
      Special Funding Account Balance                   0.00
      Ending Total Principal Balance       14,807,315,323.25

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts   14,807,315,323.25
      -------
                                         --------------------
      Group I Information                    Group Total
      Invested Amount                       3,750,000,000.00
      Average Rate                                  6.31839%
      Investor Finance Charge                  59,665,251.11
      Collections
      Investor Principal Collections          583,247,535.21
      Investor Default Amount Due              14,070,756.43
      Investor Monthly Interest Due            21,061,308.33
      Investor Monthly Fees Due                 5,843,750.00
      Investor Additional Amounts Due                   0.00
      ---------------------------
      Delinquencies

      Number of Accounts
      Balance of Accounts

      31+Days Delinquency Rate

Group:                                   Group 1
Series:                                  Series 1996-1
Supplement Date:                                   30-Apr-96


                        MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1996-1

Pursuant to the  Pooling  and  Servicing  Agreement  dated as of  August 1, 1995
     (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/18/00 with respect to the performance of the Trust during the month of 12/01/99 to 12/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                                 $16.12875000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                                 $16.12875000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000



                                         1996-1     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                         $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                    $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                                $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                                 $16.47375000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                                 $16.47375000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class B
      Certificates, per $1,000 original
      certificate principal amount                                        $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                             $0.00



                                         1996-1     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                      $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                             $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                        $423,733.33
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                     $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                              $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                          $0.00

                                             UNIVERSAL CARD SERVICES CORP.,
                                                Servicer

                                                 By: /s/ Andrew Lubliner
                                                    Name: Andrew Lubliner
                                                   Title: Servicing Officer


                                         1996-1     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal Receivables:          $14,558,956,929.73
      Beginning of the Month Finance Charge Receivables:        $439,671,624.66
      Beginning of the Month Discounted Receivables:                      $0.00
      Beginning of the Month Premium Receivables:                         $0.00
      Beginning of the Month Total Receivables:              $14,998,628,554.39


      Removed Principal Receivables:                                      $0.00
      Removed Finance Charge Receivables:                                 $0.00
      Removed Total Receivables:                                          $0.00


      Additional Principal Receivables:                                   $0.00
      Additional Finance Charge Receivables:                              $0.00
      Additional Total Receivables:                                       $0.00


      Discounted Receivables Generated this Period:                       $0.00
      Premium Receivables Generated this Period:                          $0.00
      End of the Month Principal Receivables:                $14,807,315,323.25
      End of the Month Finance Charge Receivables:              $450,154,822.17
      End of the Month Discounted Receivables:                            $0.00
      End of the Month Premium Receivables:                               $0.00
      End of the Month Total                                 $15,257,470,145.42
      Receivables:


      Special Funding Account Balance                                     $0.00
      Aggregate Invested Amount (all Master Trust Series)    $11,750,000,000.00

      End of the Month Total Transferor Amount                $3,507,470,145.42


      DELINQUENCIES AND LOSSES ---
                                                             RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                                  $161,214,718.16
         61-90 Days Delinquent                                  $112,931,806.48
         91+ Days Delinquent                                    $202,926,847.84

         Total 31+ Days Delinquent                              $477,073,372.48

      Defaulted Accounts During the                              $54,628,143.16
      Month


                               1996-1     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount          $850,000,000
      Class B Initial Invested Amount           $80,000,000
      Collateral Initial Invested Amount        $70,000,000
      INITIAL INVESTED AMOUNT                                    $1,000,000,000

      Class A Invested Amount               $850,000,000.00
      Class B Invested Amount                $80,000,000.00
      Collateral Invested Amount             $70,000,000.00
      INVESTED AMOUNT                                            $1,000,000,000


      Class A Adjusted Invested Amount      $850,000,000.00
      Class B Adjusted Invested Amount       $80,000,000.00
      Collateral Invested Amount             $70,000,000.00
      ADJUSTED INVESTED AMOUNT                                   $1,000,000,000


      MONTHLY SERVICING FEE                                       $1,558,333.33


      INVESTOR DEFAULT AMOUNT                                     $3,752,201.71


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  6.31839%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $59,665,251.11
      GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
      GROUP 1 INVESTOR DEFAULT AMOUNT                            $14,070,756.43
      GROUP 1 INVESTOR MONTHLY FEES                               $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                          $21,061,308.33


      SERIES 1996-1 INFORMATION
      SERIES 1996-1 ALLOCATION PERCENTAGE                                  8.51%
      SERIES 1996-1 ALLOCABLE FINANCE CHARGE                     $19,102,412.31
      COLLECTIONS
      SERIES 1996-1 ADDITIONAL AMOUNTS                                    $0.00
      SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                    $4,649,203.67
      SERIES 1996-1 MONTHLY FEES                                  $1,558,333.33
      SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS             $192,714,343.14
      SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                   $70,000,000.00
      FLOATING ALLOCATION PERCENTAGE                                      80.71%


                                         1996-1     C-5

      INVESTOR FINANCE CHARGE COLLECTIONS                        $15,416,856.15
      INVESTOR DEFAULT AMOUNT                                     $3,752,201.71
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $15,945,018.07
      PRINCIPAL ALLOCATIONS PERCENTAGE                                    80.71%
      AVAILABLE PRINCIPAL COLLECTIONS                           $155,532,676.06


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                         85.00%

          Class A Floating Percentage        $13,576,186.39
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                               $0.00
      TOTAL CLASS A AVAILABLE FUNDS                              $13,576,186.39

         Class A Monthly Interest             $4,768,500.00
         Class A Servicing Fee (if                    $0.00
      applicable)
         Class A Investor Default Amount      $3,189,371.46
      TOTAL CLASS A EXCESS SPREAD                                 $5,618,314.94

      CLASS A REQUIRED AMOUNT                                             $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                          8.00%

      CLASS B AVAILABLE FUNDS                                     $1,275,601.45

         Class B Monthly Interest               $458,400.00
         Class B Servicing Fee (if                    $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                                   $817,201.45

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                       7.00%

      COLLATERAL AVAILABLE FUNDS                                  $1,116,151.27
         Collateral Interest Servicing Fee (if  applicable)               $0.00
      TOTAL COLLATERAL EXCESS SPREAD                              $1,116,151.27

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                         $7,551,667.65



                                         1996-1     C-6

      Excess Spread Applied to Class A Required Amount                    $0.00
      Excess Spread Applied to Class A Investor Charge                    $0.00
      Offs
      Excess Spread Applied to Class B Required Amount              $300,176.14
      Excess Spread Applied to Reductions of Class B                      $0.00
      Invested Amount pursuant to clauses (c), (d) and (e)

      Excess Spread Applied to Collateral Monthly                   $423,733.33
      Interest
      Excess Spread Applied to Unpaid Monthly                     $1,558,333.33
      Servicing Fee
      Excess Spread Applied Collateral Default Amount               $262,654.12
      Excess Spread Applied to Reductions of                              $0.00
      Collateral Invested Amount Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve Account                            $0.00
      Excess Spread Applied to Other Amounts Owed to                      $0.00
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                          $5,006,770.72

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $59,000,982.78
       FOR ALL ALLOCATION SERIES

      SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
      ALLOCATED TO SERIES 1996-1

      Excess Finance Charge Collections Applied to                        $0.00
      Class A Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Class A Investor Charge Offs
      Excess Finance Charge Collections Applied to                        $0.00
      Class B Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Class B Invested Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Monthly Interest
      Excess Finance Charge Collections Applied to                        $0.00
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Default Amount



                                         1996-1     C-7

      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Collateral Invested Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Reserve Account
      Excess Finance Charge Collections Applied to                        $0.00
      Other Amounts Owed to Collateral Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                        8.65%
      Base Rate (Prior Month)                          8.16%
      Base Rate (Two Months Ago)                       8.15%
      THREE MONTH AVERAGE BASE RATE                                        8.32%

      Series Adj Portfolio Yield (Curr                14.66%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Portfolio Yield (Prior               13.34%
      Month)
      NOV : (21 posting days / 5
      Mondays)
      Series Adj Port Yield (Two Months               13.79%
      Ago)
      OCT : (21 posting days / 4
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       13.93%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                        85.00%

         Class A Principal Collections      $132,202,774.65

      CLASS B PRINCIPAL PERCENTAGE                                         8.00%

         Class B Principal Collections       $12,442,614.08

      COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
         Collateral Principal                $10,887,287.32
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS       $155,532,676.06

      REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

      SERIES 1996-1 PRINCIPAL SHORTFALL                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
      PRINCIPAL SHARING SERIES



                                         1996-1     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                  $0.00
      Deficit Controlled Accumulation                 $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                           $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $155,532,676.06
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                        $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
      REIMBURSED


                                             UNIVERSAL CARD SERVICES CORP.,
                                             as Servicer


                                                 By: /s/ Andrew Lubliner
                                                    Name: Andrew Lubliner
                                                   Title: Servicing Officer

      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1996-3

      Monthly Report                               31-Dec-99
      Distribution Date                            18-Jan-00




      Monthly Trust Activity                   Class A             Class B

      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor          850,000,000.00       80,000,000.00
      Amount
      Adjusted Invested /Transferor           850,000,000.00       80,000,000.00
      Amount
      Floating Allocation Percentage             85.0000000%          8.0000000%
      Principal Allocation Percentage            85.0000000%          8.0000000%
      Finance Charge Collections               13,104,327.72        1,233,348.49
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   132,202,774.65       12,442,614.08
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                  3,189,371.46          300,176.14
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  419,795.86           39,510.20
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                                 0.00
      Charged-Off Principal                             0.00                0.00
      Reimbursed Principal                              0.00                0.00
      Ending Invested/Transferor Amounts      850,000,000.00       80,000,000.00
      -------------------
      Group I Information                   Series 1995-3       Series 1996-1
      Invested Amount                         750,000,000.00    1,000,000,000.00
      Average Rate                                  6.41321%            6.35696%
      Investor Finance Charge                  11,933,050.22       15,910,733.63
      Collections
      Investor Principal Collections          116,649,507.04      155,532,676.06
      Investor Default Amount Due               2,814,151.29        3,752,201.71
      Investor Monthly Interest Due             4,275,475.00        5,650,633.33
      Investor Monthly Fees Due                 1,168,750.00        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      -------------------
      Monthly Funding Requirements             Class A             Class B
      Investor Coupon                               6.24000%            6.44000%
      Investor Monthly Interest Due             4,714,666.67          457,955.56
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due               4,714,666.67          457,955.56
      Investor  Default Amount Due              3,189,371.46          300,176.14
      Investor Monthly Fees Due                 1,324,583.33          124,666.67
      Investor Additional Fees Due                     0.00                0.00
      Total                                     9,228,621.46          882,798.36
      -------------------

      Reallocated Investor Finance Charge Collections
      Interest/Principal/Spread Investment Proceeds/Reserve
      Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -------------------
      Application of Collections               Class A             Class B
      Available Funds                          13,550,709.75        1,271,508.11
      Monthly Interest Paid                     4,714,666.67          457,955.56
      Investor Default Amount Paid              3,189,371.46                0.00
      Excess Spread                             5,646,671.62          813,552.56
      -------------------
      Monthly Interest Shortfall                        0.00                0.00
      Investor Default Amount Shortfall                 0.00          300,176.14
      Required Amount                                   0.00          300,176.14
      -------------------
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00          300,176.14
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -------------------
      Reallocated Principal                                                 0.00
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00                0.00
      -------------------
      Outstanding Monthly Interest                      0.00                0.00
      Principal Charge-Offs                             0.00                0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -------------------
      Certificates                             Class A             Class B
      Beginning Certificates Balance          850,000,000.00       80,000,000.00
      Interest Distribution                             0.00                0.00
      Principal Distribution                            0.00                0.00
      Total Distribution                                0.00                0.00
      Ending Certificate Balance              850,000,000.00       80,000,000.00
      Pool Factor                                100.000000%         100.000000%
      Total Distribution Per 1,000                    0.0000              0.0000
      Certificate
      Interest Distribution Per 1,000                 0.0000              0.0000
      Certificate
      Principal Distribution Per 1,000                0.0000              0.0000
      Certificate

      1st   Collection Account Deposit          4,714,666.67          457,955.56
      2nd Collection Accounts Deposit                   0.00                0.00
      3rd Collection Accounts Deposit                   0.00                0.00
      Quarterly Interest Distribution           4,714,666.67          457,955.56


      Delinquencies                             1-30                31-60

      Number of Accounts                             236,420              58,916
      Balance of Accounts                        591,810,792         161,214,718

      31+Days Delinquency Rate                                           3.2768%

      Change in Account Owner Retained Interest                          0.0000%

      Prior Month Account Owner Retained Interest Factor                 0.0000%
      Current Month Account Owner Retained Interest Factor               0.0000%

      Monthly Trust Activity                CIA Investor          Investor
                                                                  Interest
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor           70,000,000.00    1,000,000,000.00
      Amount
      Adjusted Invested /Transferor            70,000,000.00    1,000,000,000.00
      Amount
      Floating Allocation Percentage              7.0000000%         80.7063312%
      Principal Allocation Percentage             7.0000000%         80.7063312%
      Finance Charge Collections                1,079,179.93       15,416,856.15
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    10,887,287.32      155,532,676.06
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    262,654.12        3,752,201.71
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   34,571.42          493,877.48
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                             0.00
      Charged-Off Principal                             0.00
      Reimbursed Principal                              0.00
      Ending Invested/Transferor Amounts       70,000,000.00    1,000,000,000.00
      -------------------
      Group I Information                   Series 1996-3       Series 1997-1
      Invested Amount                       1,000,000,000.00    1,000,000,000.00
      Average Rate                                  6.29940%            6.22770%
      Investor Finance Charge                  15,910,733.63       15,910,733.63
      Collections
      Investor Principal Collections          155,532,676.06      155,532,676.06
      Investor Default Amount Due               3,752,201.71        3,752,201.71
      Investor Monthly Interest Due             5,599,466.67        5,535,733.33
      Investor Monthly Fees Due                 1,558,333.33        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      -------------------
      Monthly Funding Requirements          CIA Investor            Total
      Investor Coupon                               6.86000%
      Investor Monthly Interest Due               426,844.44        5,599,466.67
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due                 426,844.44        5,599,466.67
      Investor  Default Amount Due                262,654.12        3,752,201.71
      Investor Monthly Fees Due                   109,083.33        1,558,333.33
      Investor Additional Fees Due                     0.00                0.00
      Total                                       798,581.90       10,910,001.71
      -------------------

      Reallocated Investor Finance Charge Collections              15,893,851.41
      Interest/Principal/Spread                                        40,936.05
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                     14.62%
      Base Rate                                                            8.59%
      -------------------
      Application of Collections            CIA Investor            Total
      Available Funds                           1,112,569.60       15,934,787.46
      Monthly Interest Paid                             0.00        5,172,622.22
      Investor Default Amount Paid                      0.00        3,189,371.46
      Excess Spread                             1,112,569.60        7,572,793.78
      -------------------
      Monthly Interest Shortfall                                            0.00
      Investor Default Amount Shortfall                               300,176.14
      Required Amount                                                 300,176.14
      -------------------
      Monthly Interest Paid                       426,844.44          426,844.44
      Investor Default Paid                       262,654.12          562,830.26
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid                                            1,558,333.33
      Excess Finance Charge Collections                             5,024,785.74
      -------------------
      Reallocated Principal                             0.00                0.00
      Monthly Interest Paid
      Investor Default Paid                                                 0.00
      -------------------
      Outstanding Monthly Interest                      0.00
      Principal Charge-Offs                             0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit                                     0.00
      Principal Funding Account Balance                                     0.00
      -------------------
      Certificates                          CIA Investor            Total
      Beginning Certificates Balance           70,000,000.00    1,000,000,000.00
      Interest Distribution                       426,844.44          426,844.44
      Principal Distribution                            0.00                0.00
      Total Distribution                          426,844.44          426,844.44
      Ending Certificate Balance               70,000,000.00    1,000,000,000.00
      Pool Factor                                100.000000%
      Total Distribution Per 1,000                    6.0978
      Certificate
      Interest Distribution Per 1,000                 6.0978
      Certificate
      Principal Distribution Per 1,000                0.0000
      Certificate

      1st   Collection Account Deposit                              5,172,622.22
      2nd Collection Accounts Deposit                                       0.00
      3rd Collection Accounts Deposit                                       0.00
      Quarterly Interest Distribution                               5,172,622.22


      Delinquencies                             61-90              91-120

      Number of Accounts                              35,987              25,978
      Balance of Accounts                        112,931,806          84,219,138

      31+Days Delinquency Rate                          0.00 CIA Investor
                                                             Interest Reduced
                                                             Margin

      Change in Account Owner Retained Interest

      Prior Month Account Owner Retained Interest Factor
      Current Month Account Owner Retained Interest Factor

      Monthly Trust Activity                 Transferor            Series
                                              Interest           Allocations
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                         8.51%
      Beginning Invested /Transferor          239,060,164.23    1,239,060,164.23
      Amount
      Adjusted Invested /Transferor           239,060,164.23    1,239,060,164.23
      Amount
      Floating Allocation Percentage             19.2936688%        100.0000000%
      Principal Allocation Percentage            19.2936688%        100.0000000%
      Finance Charge Collections                3,685,556.16       19,102,412.31
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    37,181,667.08      192,714,343.14
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    897,001.96        4,649,203.67
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  118,066.43          611,943.92
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts      260,197,048.79    1,260,197,048.79
      -------------------


      Delinquencies                             121+                Total

      Number of Accounts                              34,841             392,142
      Balance of Accounts                        118,707,710    1,068,884,164.25

      31+Days Delinquency Rate

      Change in Account Owner Retained Interest

      Prior Month Account Owner Retained Interest Factor
      Current Month Account Owner Retained Interest Factor

      Monthly Trust Activity                    Trust
                                               Totals
      Beginning Principal  Receivables     14,558,956,929.73
      Balance
      Special Funding Account Balance                   0.00
      Beginning Total Principal Balance 14,558,956,929.73 Series Allocation Percentage
      Beginning Invested /Transferor Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections              224,453,344.62
      Total Yield                                     18.50%
      Trust Portfolio Yield                           14.59%
      Principal Collections                 2,264,393,531.86
      Discount Percentage                              0.00%
      Discount Option Receivable                        0.00
      Collections
      Monthly Payment Rate                            15.55%
      Defaults                                 54,628,143.16
      Monthly Default Rate                             4.50%
      Net Monthly Default Rate                         3.91%
      Recoveries                                7,190,341.02
      Adjustments                              18,518,806.62
      New Receivables                       2,585,898,875.16
      Ending Principal  Receivables        14,807,315,323.25
      Balance
      Minimum Series Required Balance       1,070,000,000.00
      Special Funding Account Balance                   0.00
      Ending Total Principal Balance       14,807,315,323.25

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts   14,807,315,323.25
      -------
                                         --------------------
      Group I Information                    Group Total
      Invested Amount                       3,750,000,000.00
      Average Rate                                  6.31839%
      Investor Finance Charge                  59,665,251.11
      Collections
      Investor Principal Collections          583,247,535.21
      Investor Default Amount Due              14,070,756.43
      Investor Monthly Interest Due            21,061,308.33
      Investor Monthly Fees Due                 5,843,750.00
      Investor Additional Amounts Due                   0.00
      ---------------------------

Group:                                   Group 1
Series:                                  Series 1996-3
Supplement Date:                                   17-Sep-96


              MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                                                SERIES 1996-3

Pursuant to the  Pooling  and  Servicing  Agreement  dated as of  August 1, 1995
     (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/18/00 with respect to the performance of the Trust during the month of 12/01/99 to 12/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000


                                         1996-3     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                         $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                    $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                                $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original
      certificate principal amount                                        $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                             $0.00



                                         1996-3     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                      $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                             $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                        $426,844.44
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                     $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                              $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                          $0.00

                                             UNIVERSAL CARD SERVICES CORP.,
                                                Servicer

                                                 By: /s/ Andrew Lubliner
                                                    Name: Andrew Lubliner
                                                   Title: Servicing Officer


                                         1996-3     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal Receivables:          $14,558,956,929.73
      Beginning of the Month Finance Charge Receivables:        $439,671,624.66
      Beginning of the Month Discounted Receivables:                      $0.00
      Beginning of the Month Premium Receivables:                         $0.00
      Beginning of the Month Total Receivables:              $14,998,628,554.39


      Removed Principal Receivables:                                      $0.00
      Removed Finance Charge Receivables:                                 $0.00
      Removed Total Receivables:                                          $0.00


      Additional Principal Receivables:                                   $0.00
      Additional Finance Charge Receivables:                              $0.00
      Additional Total Receivables:                                       $0.00


      Discounted Receivables Generated this Period:                       $0.00
      Premium Receivables Generated this Period:                          $0.00
      End of the Month Principal Receivables:                $14,807,315,323.25
      End of the Month Finance Charge Receivables:              $450,154,822.17
      End of the Month Discounted Receivables:                            $0.00
      End of the Month Premium Receivables:                               $0.00
      End of the Month Total                                 $15,257,470,145.42
      Receivables:


      Special Funding Account Balance                                     $0.00
      Aggregate Invested Amount (all Master Trust Series)    $11,750,000,000.00

      End of the Month Total Transferor Amount                $3,507,470,145.42


      DELINQUENCIES AND LOSSES ---
                                                             RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                                  $161,214,718.16
         61-90 Days Delinquent                                  $112,931,806.48
         91+ Days Delinquent                                    $202,926,847.84

         Total 31+ Days Delinquent                              $477,073,372.48

      Defaulted Accounts During the                              $54,628,143.16
      Month






                                         1996-3     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount          $850,000,000
      Class B Initial Invested Amount           $80,000,000
      Collateral Initial Invested Amount        $70,000,000
      INITIAL INVESTED AMOUNT                                    $1,000,000,000

      Class A Invested Amount               $850,000,000.00
      Class B Invested Amount                $80,000,000.00
      Collateral Invested Amount             $70,000,000.00
      INVESTED AMOUNT                                            $1,000,000,000


      Class A Adjusted Invested Amount      $850,000,000.00
      Class B Adjusted Invested Amount       $80,000,000.00
      Collateral Invested Amount             $70,000,000.00
      ADJUSTED INVESTED AMOUNT                                   $1,000,000,000


      MONTHLY SERVICING FEE                                       $1,558,333.33


      INVESTOR DEFAULT AMOUNT                                     $3,752,201.71


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  6.31839%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $59,665,251.11
      GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
      GROUP 1 INVESTOR DEFAULT AMOUNT                            $14,070,756.43
      GROUP 1 INVESTOR MONTHLY FEES                               $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                          $21,061,308.33


      SERIES 1996-3 INFORMATION
      SERIES 1996-3 ALLOCATION PERCENTAGE                                  8.51%
      SERIES 1996-3 ALLOCABLE FINANCE CHARGE                     $19,102,412.31
      COLLECTIONS
      SERIES 1996-3 ADDITIONAL AMOUNTS                                    $0.00
      SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                    $4,649,203.67
      SERIES 1996-3 MONTHLY FEES                                  $1,558,333.33
      SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS             $192,714,343.14
      SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                   $70,000,000.00
      FLOATING ALLOCATION PERCENTAGE                                      80.71%


                                         1996-3     C-5

      INVESTOR FINANCE CHARGE COLLECTIONS                        $15,416,856.15
      INVESTOR DEFAULT AMOUNT                                     $3,752,201.71
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $15,893,851.41
      PRINCIPAL ALLOCATIONS PERCENTAGE                                    80.71%
      AVAILABLE PRINCIPAL COLLECTIONS                           $155,532,676.06


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                         85.00%

          Class A Floating Percentage        $13,550,709.75
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                               $0.00
      TOTAL CLASS A AVAILABLE FUNDS                              $13,550,709.75

         Class A Monthly Interest             $4,714,666.67
         Class A Servicing Fee (if                    $0.00
      applicable)
         Class A Investor Default Amount      $3,189,371.46
      TOTAL CLASS A EXCESS SPREAD                                 $5,646,671.62

      CLASS A REQUIRED AMOUNT                                             $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                          8.00%

      CLASS B AVAILABLE FUNDS                                     $1,271,508.11

         Class B Monthly Interest               $457,955.56
         Class B Servicing Fee (if                    $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                                   $813,552.56

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                       7.00%

      COLLATERAL AVAILABLE FUNDS                                  $1,112,569.60
         Collateral Interest Servicing Fee (if  applicable)               $0.00
      TOTAL COLLATERAL EXCESS SPREAD                              $1,112,569.60

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                         $7,572,793.78






                                         1996-3     C-6

      Excess Spread Applied to Class A Required Amount                    $0.00
      Excess Spread Applied to Class A Investor Charge                    $0.00
      Offs
      Excess Spread Applied to Class B Required Amount              $300,176.14
      Excess Spread Applied to Reductions of Class B                      $0.00
      Invested Amount pursuant to clauses (c), (d) and (e)

      Excess Spread Applied to Collateral Monthly                   $426,844.44
      Interest
      Excess Spread Applied to Unpaid Monthly                     $1,558,333.33
      Servicing Fee
      Excess Spread Applied Collateral Default Amount               $262,654.12
      Excess Spread Applied to Reductions of                              $0.00
      Collateral Invested Amount Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve Account                            $0.00
      Excess Spread Applied to Other Amounts Owed to                      $0.00
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                          $5,024,785.74

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $59,000,982.78
       FOR ALL ALLOCATION SERIES

      SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
      ALLOCATED TO SERIES 1996-3

      Excess Finance Charge Collections Applied to                        $0.00
      Class A Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Class A Investor Charge Offs
      Excess Finance Charge Collections Applied to                        $0.00
      Class B Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Class B Invested Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Monthly Interest
      Excess Finance Charge Collections Applied to                        $0.00
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Default Amount



                                         1996-3     C-7

      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Collateral Invested Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Reserve Account
      Excess Finance Charge Collections Applied to                        $0.00
      Other Amounts Owed to Collateral Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                        8.59%
      Base Rate (Prior Month)                          7.52%
      Base Rate (Two Months Ago)                       7.52%
      THREE MONTH AVERAGE BASE RATE                                        7.88%

      Series Adj Portfolio Yield (Curr                14.62%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Portfolio Yield (Prior               12.72%
      Month)
      NOV : (21 posting days / 5
      Mondays)
      Series Adj Port Yield (Two Months               13.11%
      Ago)
      OCT : (21 posting days / 4
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       13.48%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                        85.00%

         Class A Principal Collections      $132,202,774.65

      CLASS B PRINCIPAL PERCENTAGE                                         8.00%

         Class B Principal Collections       $12,442,614.08

      COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
         Collateral Principal                $10,887,287.32
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS       $155,532,676.06

      REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

      SERIES 1996-3 PRINCIPAL SHORTFALL                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
      PRINCIPAL SHARING SERIES








                                         1996-3     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                  $0.00
      Deficit Controlled Accumulation                 $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                           $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $155,532,676.06
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                        $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
      REIMBURSED


                                             UNIVERSAL CARD SERVICES CORP.,
                                             as Servicer


                                           By: /s/ Andrew
                                              Lubliner
                                                    Name: Andrew Lubliner
                                                  Title:
                                          Servicing Officer

      Universal Bank, N.A.
      Credit Card Asset Backed
      Securities

      Universal Card  Master Trust
      Series 1997-1

      Monthly Report                               31-Dec-99
      Distribution Date                            18-Jan-00


      Monthly Trust Activity                   Class A             Class B

      -------------------
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor          850,000,000.00       80,000,000.00
      Amount
      Adjusted Invested /Transferor           850,000,000.00       80,000,000.00
      Amount
      Floating Allocation Percentage             85.0000000%          8.0000000%
      Principal Allocation Percentage            85.0000000%          8.0000000%
      Finance Charge Collections               13,104,327.72        1,233,348.49
      Total Yield
      Trust Portfolio Yield
      Principal Collections                   132,202,774.65       12,442,614.08
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                  3,189,371.46          300,176.14
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  419,795.86           39,510.20
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                                                 0.00
      Charged-Off Principal                             0.00                0.00
      Reimbursed Principal                              0.00                0.00
      Ending Invested/Transferor Amounts      850,000,000.00       80,000,000.00
      -------------------
      Group I Information                   Series 1995-3       Series 1996-1
      Invested Amount                         750,000,000.00    1,000,000,000.00
      Average Rate                                  6.41321%            6.35696%
      Investor Finance Charge                  11,933,050.22       15,910,733.63
      Collections
      Investor Principal Collections          116,649,507.04      155,532,676.06
      Investor Default Amount Due               2,814,151.29        3,752,201.71
      Investor Monthly Interest Due             4,275,475.00        5,650,633.33
      Investor Monthly Fees Due                 1,168,750.00        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      Monthly Funding Requirements             Class A             Class B
      Investor Coupon                               6.16000%            6.35000%
      Investor Monthly Interest Due             4,654,222.22          451,555.56
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due               4,654,222.22          451,555.56
      Investor  Default Amount Due              3,189,371.46          300,176.14
      Investor Monthly Fees Due                 1,324,583.33          124,666.67
      Investor Additional Fees Due                     0.00                0.00
      Total                                     9,168,177.01          876,398.36
      -------------------

      Reallocated Investor Finance Charge Collections
      Interest/Principal/Spread Investment Proceeds/Reserve
      Draw
      Series Adjusted Portfolio Yield
      Base Rate
      -------------------
      Application of Collections               Class A             Class B
      Available Funds                          13,456,363.05        1,266,409.45
      Monthly Interest Paid                     4,654,222.22          451,555.56
      Investor Default Amount Paid              3,189,371.46                0.00
      Excess Spread                             5,612,769.37          814,853.89
      -------------------
      Monthly Interest Shortfall                        0.00                0.00
      Investor Default Amount Shortfall                 0.00          300,176.14
      Required Amount                                   0.00          300,176.14
      -------------------
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00          300,176.14
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid
      Excess Finance Charge Collections
      -------------------
      Reallocated Principal                                                 0.00
      Monthly Interest Paid                             0.00                0.00
      Investor Default Paid                             0.00                0.00
      -------------------
      Outstanding Monthly Interest                      0.00                0.00
      Principal Charge-Offs                             0.00                0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit
      Principal Funding Account Balance
      -------------------
      Certificates                             Class A             Class B
      Beginning Certificates Balance          850,000,000.00       80,000,000.00
      Interest Distribution                             0.00                0.00
      Principal Distribution                            0.00                0.00
      Total Distribution                                0.00                0.00
      Ending Certificate Balance              850,000,000.00       80,000,000.00
      Pool Factor                                100.000000%         100.000000%
      Total Distribution Per 1,000                    0.0000              0.0000
      Certificate
      Interest Distribution Per 1,000                 0.0000              0.0000
      Certificate
      Principal Distribution Per 1,000                0.0000              0.0000
      Certificate

      1st   Collection Account Deposit          4,363,333.33          423,333.33
      2nd Collection Accounts Deposit           4,654,222.22          451,555.56
      3rd Collection Accounts Deposit                   0.00                0.00
      Quarterly Interest Distribution           9,017,555.55          874,888.89


      Delinquencies                             1-30                31-60

      Number of Accounts                             236,420              58,916
      Balance of Accounts                        591,810,792         161,214,718

      31+Days Delinquency Rate                                           3.2768%

      Monthly Trust Activity                CIA Investor          Investor
                                                                  Interest
      -------------------
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage
      Beginning Invested /Transferor           70,000,000.00    1,000,000,000.00
      Amount
      Adjusted Invested /Transferor            70,000,000.00    1,000,000,000.00
      Amount
      Floating Allocation Percentage              7.0000000%         80.7063312%
      Principal Allocation Percentage             7.0000000%         80.7063312%
      Finance Charge Collections                1,079,179.93       15,416,856.15
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    10,887,287.32      155,532,676.06
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    262,654.12        3,752,201.71
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                   34,571.42          493,877.48
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal                             0.00
      Charged-Off Principal                             0.00
      Reimbursed Principal                              0.00
      Ending Invested/Transferor Amounts       70,000,000.00    1,000,000,000.00
      -------------------
      Group I Information                   Series 1996-3       Series 1997-1
      Invested Amount                       1,000,000,000.00    1,000,000,000.00
      Average Rate                                  6.29940%            6.22770%
      Investor Finance Charge                  15,910,733.63       15,910,733.63
      Collections
      Investor Principal Collections          155,532,676.06      155,532,676.06
      Investor Default Amount Due               3,752,201.71        3,752,201.71
      Investor Monthly Interest Due             5,599,466.67        5,535,733.33
      Investor Monthly Fees Due                 1,558,333.33        1,558,333.33
      Investor Additional Amounts Due                   0.00                0.00
      Monthly Funding Requirements          CIA Investor            Total
      Investor Coupon                               6.91000%
      Investor Monthly Interest Due               429,955.56        5,535,733.33
      Investor Outstanding Interest Due                 0.00                0.00
      Investor Additional Interest Due                 0.00                0.00
      Investor Total Interest Due                 429,955.56        5,535,733.33
      Investor  Default Amount Due                262,654.12        3,752,201.71
      Investor Monthly Fees Due                   109,083.33        1,558,333.33
      Investor Additional Fees Due                     0.00                0.00
      Total                                       801,693.01       10,846,268.38
      -------------------

      Reallocated Investor Finance Charge Collections              15,830,118.07
      Interest/Principal/Spread                                           762.69
      Investment Proceeds/Reserve Draw
      Series Adjusted Portfolio Yield                                     14.49%
      Base Rate                                                            8.51%
      -------------------
      Application of Collections            CIA Investor            Total
      Available Funds                           1,108,108.27       15,830,880.76
      Monthly Interest Paid                             0.00        5,105,777.78
      Investor Default Amount Paid                      0.00        3,189,371.46
      Excess Spread                             1,108,108.27        7,535,731.53
      -------------------
      Monthly Interest Shortfall                                            0.00
      Investor Default Amount Shortfall                               300,176.14
      Required Amount                                                 300,176.14
      -------------------
      Monthly Interest Paid                       429,955.56          429,955.56
      Investor Default Paid                       262,654.12          562,830.26
      Investor Additional Amounts Paid                  0.00                0.00
      Servicing Fee Paid                                            1,558,333.33
      Excess Finance Charge Collections                             4,984,612.38
      -------------------
      Reallocated Principal                             0.00                0.00
      Monthly Interest Paid
      Investor Default Paid                                                 0.00
      -------------------
      Outstanding Monthly Interest                      0.00
      Principal Charge-Offs                             0.00
      -------------------
      Principal Funding
      Controlled Accumulation Amount                    0.00                0.00
      Principal Funding Account Deposit                                     0.00
      Principal Funding Account Balance                                     0.00
      -------------------
      Certificates                          CIA Investor            Total
      Beginning Certificates Balance           70,000,000.00    1,000,000,000.00
      Interest Distribution                       429,955.56          429,955.56
      Principal Distribution                            0.00                0.00
      Total Distribution                          429,955.56          429,955.56
      Ending Certificate Balance               70,000,000.00    1,000,000,000.00
      Pool Factor                                100.000000%
      Total Distribution Per 1,000                    6.1422
      Certificate
      Interest Distribution Per 1,000                 6.1422
      Certificate
      Principal Distribution Per 1,000                0.0000
      Certificate

      1st   Collection Account Deposit                              4,786,666.66
      2nd Collection Accounts Deposit                               5,105,777.78
      3rd Collection Accounts Deposit                                       0.00
      Quarterly Interest Distribution                               9,892,444.44


      Delinquencies                             61-90              91-120

      Number of Accounts                              35,987              25,978
      Balance of Accounts                        112,931,806          84,219,138

      31+Days Delinquency Rate                          0.00 CIA Investor
                                                             Interest Reduced
                                                             Margin

      Monthly Trust Activity                 Transferor            Series
                                              Interest           Allocations
      -------------------
      Beginning Principal  Receivables Balance
      Special Funding Account Balance
      Beginning Total Principal Balance
      Series Allocation Percentage                                         8.51%
      Beginning Invested /Transferor          239,060,164.23    1,239,060,164.23
      Amount
      Adjusted Invested /Transferor           239,060,164.23    1,239,060,164.23
      Amount
      Floating Allocation Percentage             19.2936688%        100.0000000%
      Principal Allocation Percentage            19.2936688%        100.0000000%
      Finance Charge Collections                3,685,556.16       19,102,412.31
      Total Yield
      Trust Portfolio Yield
      Principal Collections                    37,181,667.08      192,714,343.14
      Discount Percentage
      Discount Option Receivable                        0.00                0.00
      Collections
      Monthly Payment Rate
      Defaults                                    897,001.96        4,649,203.67
      Monthly Default Rate
      Net Monthly Default Rate
      Recoveries                                  118,066.43          611,943.92
      Adjustments
      New Receivables
      Ending Principal  Receivables
      Balance
      Minimum Series Required Balance
      Special Funding Account Balance
      Ending Total Principal Balance

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts      260,197,048.79    1,260,197,048.79
      -------------------


      Delinquencies                             121+                Total

      Number of Accounts                              34,841             392,142
      Balance of Accounts                        118,707,710    1,068,884,164.25

      31+Days Delinquency Rate

      Monthly Trust Activity                    Trust
                                               Totals
      ---------------------------
      Beginning Principal  Receivables     14,558,956,929.73
      Balance
      Special Funding Account Balance                   0.00
      Beginning Total Principal Balance 14,558,956,929.73 Series Allocation Percentage
      Beginning Invested /Transferor Amount
      Adjusted Invested /Transferor
      Amount
      Floating Allocation Percentage
      Principal Allocation Percentage
      Finance Charge Collections              224,453,344.62
      Total Yield                                     18.50%
      Trust Portfolio Yield                           14.59%
      Principal Collections                 2,264,393,531.86
      Discount Percentage                              0.00%
      Discount Option Receivable                        0.00
      Collections
      Monthly Payment Rate                            15.55%
      Defaults                                 54,628,143.16
      Monthly Default Rate                             4.50%
      Net Monthly Default Rate                         3.91%
      Recoveries                                7,190,341.02
      Adjustments                              18,518,806.62
      New Receivables                       2,585,898,875.16
      Ending Principal  Receivables        14,807,315,323.25
      Balance
      Minimum Series Required Balance       1,070,000,000.00
      Special Funding Account Balance                   0.00
      Ending Total Principal Balance       14,807,315,323.25

      Reallocated Principal
      Charged-Off Principal
      Reimbursed Principal
      Ending Invested/Transferor Amounts   14,807,315,323.25
      ---------------------------
      Group I Information                    Group Total
      Invested Amount                       3,750,000,000.00
      Average Rate                                  6.31839%
      Investor Finance Charge                  59,665,251.11
      Collections
      Investor Principal Collections          583,247,535.21
      Investor Default Amount Due              14,070,756.43
      Investor Monthly Interest Due            21,061,308.33
      Investor Monthly Fees Due                 5,843,750.00
      Investor Additional Amounts Due                   0.00
      Monthly Funding Requirements
      Investor Coupon
      Investor Monthly Interest Due             5,535,733.33
      Investor Outstanding Interest Due
      Investor Additional Interest Due
      Investor Total Interest Due
      Investor  Default Amount Due              3,752,201.71
      Investor Monthly Fees Due                 1,558,333.33
      Investor Additional Fees Due                      0.00
      Total                                    18,689,436.35
      ---------------------------
      Delinquencies

      Number of Accounts
      Balance of Accounts

      31+Days Delinquency Rate

Group:                                   Group 1
Series:                                  Series 1997-1
Supplement Date:                                   14-May-97


                        MONTHLY STATEMENT

      UNIVERSAL CARD MASTER TRUST
                                         SERIES 1997-1

Pursuant to the  Pooling  and  Servicing  Agreement  dated as of  August 1, 1995
     (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 01/18/00 with respect to the performance of the Trust during the month of 12/01/99 to 12/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)   Information regarding
      distribution in
      respect of the Class A
      Certificates
      per $1,000 original certificate
      principal amount.

(1)   The total amount of the
      distribution in respect of Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000

(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000

(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      A
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000


                                         1997-1     C-1

 B)   Class A Investor Charge Offs and
      Reimbursement of Charge Offs
(1)   The amount of Class A Investor
      Charge Offs                                                         $0.00
(2)   The amount of Class A Investors
      Charge Offs set forth in
      paragraph 1
      above, per $1,000 original
      certificate
      principal amount                                                    $0.00
(3)   The total amount reimbursed in
      respect of Class A Investor Charge
      Offs                                                                $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class A Certificates exceeds the
      Class
      A Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

 C)   Information regarding
      distributions in
      respect of the Class B
      Certificates,
      per $1,000 original certificate
      principal amount
(1)   The total amount of the
      distribution in respect of Class B
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000
(2)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of interest on the Class B
      Certificates, per $1,000 original
      certificate principal amount                                  $0.00000000
(3)   The amount of the distribution
      set forth in paragraph 1 above in
      respect of principal of the Class
      B
      Certificates, per $1,000 original
      certificate principal amount                                        $0.00

 D)   Amount of reductions in Class B
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount
(1)   The amount of reductions in Class
      B Invested Amount pursuant to clauses
      (c), (d), and (e) of the
      definition of
      Class B Invested Amount                                             $0.00



                                         1997-1     C-2

(2)   The amount of reductions in
      the Class B Invested Amount set
      forth
      in paragraph 1 above, per $1,000
      original certificate principal                                      $0.00
      amount
(3)   The total amount reimbursed in
      respect of such reductions in the
      Class B Invested Amount                                             $0.00
(4)   The amount set forth in paragraph
      3 above, per $1,000 original
      certificate principal amount                                        $0.00
(5)   The amount, if any, by which the
      outstanding principal balance of
      the
      Class B Certificates exceeds the
      Class
      B Invested Amount after giving
      effect
      to all transactions on such
      Distribution Date                                                   $0.00

E)    Information regarding certain
      distributions to the Collateral
      Interest Holder
(1)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of interest on the Collateral
      Invested
      Amount                                                        $429,955.56
(2)   The amount distributed to the
      Collateral Interest Holder in
      respect
      of principal on the Collateral
      Invested Amount                                                     $0.00

 F)   Amount of reductions in Collateral
      Invested Amount pursuant to
      clauses
      (c), (d), and (e) of the
      definition of
      Collateral Invested Amount
(1)   The amount of reductions in the
      Collateral Invested Amount pursuant to
      clauses (c), (d), and (e) of the
      definition of Collateral Invested
      Amount                                                              $0.00
(2)   The total amount reimbursed in
      respect of such reductions in the
      Collateral Invested Amount                                          $0.00

                                             UNIVERSAL CARD SERVICES CORP.,
                                                Servicer

                                                 By: /s/ Andrew Lubliner
                                                    Name: Andrew Lubliner
                                                   Title: Servicing Officer


                                         1997-1     C-3

      RECEIVABLES  ---

      Beginning of the Month Principal Receivables:          $14,558,956,929.73
      Beginning of the Month Finance Charge Receivables:        $439,671,624.66
      Beginning of the Month Discounted Receivables:                      $0.00
      Beginning of the Month Premium Receivables:                         $0.00
      Beginning of the Month Total Receivables:              $14,998,628,554.39


      Removed Principal Receivables:                                      $0.00
      Removed Finance Charge Receivables:                                 $0.00
      Removed Total Receivables:                                          $0.00


      Additional Principal Receivables:                                   $0.00
      Additional Finance Charge Receivables:                              $0.00
      Additional Total Receivables:                                       $0.00


      Discounted Receivables Generated this Period:                       $0.00
      Premium Receivables Generated this Period:                          $0.00
      End of the Month Principal Receivables:                $14,807,315,323.25
      End of the Month Finance Charge Receivables:              $450,154,822.17
      End of the Month Discounted Receivables:                            $0.00
      End of the Month Premium Receivables:                               $0.00
      End of the Month Total                                 $15,257,470,145.42
      Receivables:


      Special Funding Account Balance                                     $0.00
      Aggregate Invested Amount (all Master Trust Series)    $11,750,000,000.00

      End of the Month Total Transferor Amount                $3,507,470,145.42


      DELINQUENCIES AND LOSSES ---
                                                             RECEIVABLES
      End of the Month Delinquencies:
         31-60 Days Delinquent                                  $161,214,718.16
         61-90 Days Delinquent                                  $112,931,806.48
         91+ Days Delinquent                                    $202,926,847.84

         Total 31+ Days Delinquent                              $477,073,372.48

      Defaulted Accounts During the                              $54,628,143.16
      Month






                                         1997-1     C-4

      INVESTED AMOUNTS ---

      Class A Initial Invested Amount          $850,000,000
      Class B Initial Invested Amount           $80,000,000
      Collateral Initial Invested Amount        $70,000,000
      INITIAL INVESTED AMOUNT                                    $1,000,000,000

      Class A Invested Amount               $850,000,000.00
      Class B Invested Amount                $80,000,000.00
      Collateral Invested Amount             $70,000,000.00
      INVESTED AMOUNT                                            $1,000,000,000


      Class A Adjusted Invested Amount      $850,000,000.00
      Class B Adjusted Invested Amount       $80,000,000.00
      Collateral Invested Amount             $70,000,000.00
      ADJUSTED INVESTED AMOUNT                                   $1,000,000,000


      MONTHLY SERVICING FEE                                       $1,558,333.33


      INVESTOR DEFAULT AMOUNT                                     $3,752,201.71


      GROUP 1 INFORMATION


      WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                  6.31839%
      IN GROUP 1

      GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                $59,665,251.11
      GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                 $0.00
      GROUP 1 INVESTOR DEFAULT AMOUNT                            $14,070,756.43
      GROUP 1 INVESTOR MONTHLY FEES                               $5,843,750.00
      GROUP 1 INVESTOR MONTHLY INTEREST                          $21,061,308.33


      SERIES 1997-1 INFORMATION
      SERIES 1997-1 ALLOCATION PERCENTAGE                                  8.51%
      SERIES 1997-1 ALLOCABLE FINANCE CHARGE                     $19,102,412.31
      COLLECTIONS
      SERIES 1997-1 ADDITIONAL AMOUNTS                                    $0.00
      SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                    $4,649,203.67
      SERIES 1997-1 MONTHLY FEES                                  $1,558,333.33
      SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS             $192,714,343.14
      SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                   $70,000,000.00
      FLOATING ALLOCATION PERCENTAGE                                      80.71%


                                                             1997-1     C-5

      INVESTOR FINANCE CHARGE COLLECTIONS                        $15,416,856.15
      INVESTOR DEFAULT AMOUNT                                     $3,752,201.71
      REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS            $15,830,118.07
      PRINCIPAL ALLOCATIONS PERCENTAGE                                    80.71%
      AVAILABLE PRINCIPAL COLLECTIONS                           $155,532,676.06


      CLASS A  AVAILABLE FUNDS ---

      CLASS A FLOATING PERCENTAGE                                         85.00%

          Class A Floating Percentage        $13,456,363.05
      of Reallocated
          Investor Finance Charge
      Collections
          Other Amounts                               $0.00
      TOTAL CLASS A AVAILABLE FUNDS                              $13,456,363.05

         Class A Monthly Interest             $4,654,222.22
         Class A Servicing Fee (if                    $0.00
      applicable)
         Class A Investor Default Amount      $3,189,371.46
      TOTAL CLASS A EXCESS SPREAD                                 $5,612,769.37

      CLASS A REQUIRED AMOUNT                                             $0.00

      CLASS B AVAILABLE FUNDS ---

      CLASS B FLOATING PERCENTAGE                                          8.00%

      CLASS B AVAILABLE FUNDS                                     $1,266,409.45

         Class B Monthly Interest               $451,555.56
         Class B Servicing Fee (if                    $0.00
      applicable)
      TOTAL CLASS B EXCESS SPREAD                                   $814,853.89

      COLLATERAL AVAILABLE FUNDS --

      COLLATERAL FLOATING PERCENTAGE                                       7.00%

      COLLATERAL AVAILABLE FUNDS                                  $1,108,108.27
         Collateral Interest Servicing Fee (if  applicable)               $0.00
      TOTAL COLLATERAL EXCESS SPREAD                              $1,108,108.27

      EXCESS SPREAD ---

      TOTAL EXCESS SPREAD                                         $7,535,731.53






                                         1997-1     C-6

      Excess Spread Applied to Class A Required Amount                    $0.00
      Excess Spread Applied to Class A Investor Charge                    $0.00
      Offs
      Excess Spread Applied to Class B Required Amount              $300,176.14
      Excess Spread Applied to Reductions of Class B                      $0.00
      Invested Amount pursuant to clauses (c), (d) and (e)

      Excess Spread Applied to Collateral Monthly                   $429,955.56
      Interest
      Excess Spread Applied to Unpaid Monthly                     $1,558,333.33
      Servicing Fee
      Excess Spread Applied Collateral Default Amount               $262,654.12
      Excess Spread Applied to Reductions of                              $0.00
      Collateral Invested Amount Pursuant to Clauses
      (c), (d) and (e)
      Excess Spread Applied to Reserve Account                            $0.00
      Excess Spread Applied to Other Amounts Owed to                      $0.00
      Collateral Interest Holder

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
      FOR OTHER EXCESS ALLOCATION SERIES                          $4,984,612.38

      EXCESS FINANCE CHARGES COLLECTIONS

       TOTAL EXCESS FINANCE CHARGE COLLECTIONS                   $59,000,982.78
       FOR ALL ALLOCATION SERIES

      SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

      EXCESS FINANCE CHARGE COLLECTIONS                                   $0.00
      ALLOCATED TO SERIES 1997-1

      Excess Finance Charge Collections Applied to                        $0.00
      Class A Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Class A Investor Charge Offs
      Excess Finance Charge Collections Applied to                        $0.00
      Class B Required Amount
      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Class B Invested Amount Pursuant
      to Clauses (c), (d) and (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Monthly Interest
      Excess Finance Charge Collections Applied to                        $0.00
      Unpaid Monthly Servicing Fee
      Excess Finance Charge Collections Applied to                        $0.00
      Collateral Default Amount



                                         1997-1     C-7

      Excess Finance Charge Collections Applied to                        $0.00
      Reductions of Collateral Invested Amount
      Pursuant to Clauses (c), (d) and
      (e)
      Excess Finance Charge Collections Applied to                        $0.00
      Reserve Account
      Excess Finance Charge Collections Applied to                        $0.00
      Other Amounts Owed to Collateral Interest Holder

      YIELD AND BASE RATE---

      Base Rate (Current Month)                        8.51%
      Base Rate (Prior Month)                          8.03%
      Base Rate (Two Months Ago)                       7.46%
      THREE MONTH AVERAGE BASE RATE                                        8.00%

      Series Adj Portfolio Yield (Curr                14.49%
      Month)
      DEC : (23 posting days / 4
      Mondays)
      Series Adj Portfolio Yield (Prior               13.25%
      Month)
      NOV : (21 posting days / 5
      Mondays)
      Series Adj Port Yield (Two Months               13.08%
      Ago)
      OCT : (21 posting days / 4
      Mondays)
      THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                       13.61%
      YIELD

      PRINCIPAL COLLECTIONS---

      CLASS A PRINCIPAL PERCENTAGE                                        85.00%

         Class A Principal Collections      $132,202,774.65

      CLASS B PRINCIPAL PERCENTAGE                                         8.00%

         Class B Principal Collections       $12,442,614.08

      COLLATERAL PRINCIPAL PERCENTAGE                                      7.00%
         Collateral Principal                $10,887,287.32
      Collections

      AVAILABLE PRINCIPAL COLLECTIONS       $155,532,676.06

      REALLOCATED PRINCIPAL COLLECTIONS                                   $0.00

      SERIES 1997-1 PRINCIPAL SHORTFALL                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                   $0.00
      PRINCIPAL SHARING SERIES







                                         1997-1     C-8

      ACCUMULATION ---

      Controlled Accumulation Amount                  $0.00
      Deficit Controlled Accumulation                 $0.00
      Amount
      CONTROLLED DEPOSIT AMOUNT                                           $0.00

      PRINCIPAL FUNDING ACCOUNT BALANCE                                   $0.00

      SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER           $155,532,676.06
      PRINCIPAL SHARING SERIES

      INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

      CLASS A INVESTOR CHARGE OFFS                                        $0.00
      REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                  $0.00
      BY PRINCIPAL PAYMENTS)
      REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                     $0.00
      THAN BY PRINCIPAL PAYMENTS)

      PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
      PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                         $0.00
      REIMBURSED

      PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                      $0.00
      REIMBURSED


                                         UNIVERSAL CARD SERVICES CORP.,
                                         as Servicer


                                         By:  /s/ Andrew Lubliner
                                              Name:   Andrew Lubliner
                                              Title:  Servicing Officer





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